     January 25, 2000


     Dear Ultra-Small Company Shareholder,

     We left the twentieth century on a very strong and positive note. Our Portfolio rose 34.5% for the quarter, overtaking our previous all-time cumulative high set in April of 1998. It took us 618 days or roughly 1.7 years to "get whole," or to get back to our previous peak of total cumulative return. I am thrilled to be setting new records on a cumulative basis.

     Among "micro-cap" funds, Bridgeway Ultra-Small Company ranked #22 of 69 funds for the quarter, #27 of 69 funds for the year, and #2 among 32 funds over the last five years. What is remarkable is that we have achieved this performance during a period that has been unfavorable to small company funds and very unfavorable to "value-oriented" funds (those investing in companies that are cheap relative to certain financial measures of worth). This is definitely not the environment within which I would expect our Portfolio to really shine. A different ranking that better demonstrates our performance versus a peer group during this period is "small-value" funds, or all funds invested in small companies with a "value" orientation. Among these funds, we rank #1 of 233 for the quarter, #5 of 228 for the year and #1 among 75 over the last five years. I am very pleased with this record, but am looking forward to an environment more favorable to our stocks overall. I don't think we have seen "what this Portfolio can do" in the environment that has actually prevailed over the long-term in the stock market.

     Quarterly Performance Summary

     TRANSLATION: "Second-tier" (smaller firms servicing the larger ones) Internet-related stocks and technology stocks in general really took off in the December quarter, giving our Portfolio a big boost.

     The graph below presents our quarterly performance since inception compared to the average of other small-cap mutual funds, the Russell 2000 small-cap index, and the CRSP index of ultra-small companies. I am most pleased that we surpassed our previous all-time record and increased our lead over the market benchmarks again in 1999. The table on the next page presents SEC standardized performance for the last quarter, year, five years, and since inception.


      [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 8/5/94 TO 12/31/99]

                                              Dec. Qtr.       1 Year        5 Year       Life-to-Date
                                               10/1/99        1/1/99       1/1/95 to      8/5/94 to
                                             to 12/31/99    to 12/31/99    12/31/99(4)      12/31/99(4)
                                             -----------    -----------    -----------    -------------
        Ultra-Small Company Portfolio            34.5%        40.4%          25.0%          22.3%
        Lipper Small-Cap Stock Funds(1)          25.3%        34.1%          20.4%          20.3%
        Russell 2000 (small companies)(2)        18.4%        21.3%          16.7%          16.0%
        CRSP Cap-Based Portfolio 10 Index(3)     22.6%        35.3%          17.5%          15.9%

          (1) The Lipper Small-Cap Stock Funds is an index of small-company funds compiled by Lipper Analytical Service, Inc. (2) The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). This latter index is the most widely tracked index among small company funds, but it is comprised of companies roughly 10 times larger than those of the CRSP Index and the Bridgeway Portfolio. (3) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2409 of the smallest publicly traded U.S. stocks (with dividends reinvested) as reported by the Center for Research on Security Prices. (4) Periods longer than one year are annualized. Past performance does not guarantee future returns.

     Detailed Explanation of Quarterly Performance--Our Internet Service Stocks Soared

     TRANSLATION: Hooray for technology.  Hooray for the Internet!

     As described in previous letters this is not Bridgeway "Internet" Portfolio, nor is it specifically a technology fund. However, we do have our share of technology represented. This part of our Portfolio represented 30% at the beginning of the quarter and is responsible for a majority of our stellar quarterly performance.

     Looking at it another way, it doesn't take a great deal of study of individual stock performance to see what happened in the December quarter. 25 of our stocks appreciated at least 50% in the December quarter alone. While the big Internet names like Yahoo, Amazon.com, and AOL carried the day in the first half of last year, secondary stocks providing services to Internet companies carried the day in the December quarter. Eight of our top ten performing companies were related directly or indirectly to the
     Internet:

     #1 Input Software, Inc. helps global organizations bring complex business transactions to the Web. #3 Prosoft Training provides Internet skills curriculum, certification programs, and instructors to companies. #5 Santa Cruz Operation is a software firm that enables companies to have Web-top access to business-critical applications running on servers of all kinds. #6 Unify develops software for e-commerce applications. The description of the next company is lifted right from the first sentence of the most recent corporate press release. #7 "software integrator Fourth Shift Corp. is the latest channel player to embrace an e-business solutions model going as far as creating a new executive role to handle all things `e'." I love that description, whatever it means. I thought a channel player was what I turned into while watching the Super Bowl game. I don't think that's what they have in mind, however. #8 SEEC, Inc. develops and markets software solutions enabling large organizations to quickly develop Web-based business systems by reusing host computer applications and mission-critical customer databases. #9 Landair is a trucking firm. Finally, we found a traditional firm having nothing to do with the Internet or technology. Well, not exactly. Landair formulated a strategy of locating terminals in the back yard of airports. Critical for e-commerce companies is transporting their goods quickly to customers. Airlines get most of this business, and trucking firms in the vicinity of airports take it from there. An Internet company in disguise, #10 Hall Kinion is a staffing company for the Internet economy.

     Let's look at the full list of stocks that contributed the most to our quarterly return:

              Rank    Description                             Industry                         % Gain
              ----    -----------                             --------                         ------
               1      Input Software Inc.                     Data Processing                  248.4%
               2      Vari L Company Inc.                     Electronics/Electric             238.3%
               3      Prosoft Training                        Services                         174.4%
               4      Intest Corporation                      Electronics/Electric             166.7%
               5      Santa Cruz Operation Inc.               Data Processing/Software         154.5%
               6      Unify Corporation                       Data Processing/Software         143.3%
               7      Fourth Shift Corporation                Data Processing                  136.2%
               8      SEEC Inc.                               Data Processing/Software          91.1%
               9      Landair Services Inc.                   Transportation/Freight            83.6%
               10     Hall Kinion & Associates Inc.           Services                          83.0%
               11     Mathsoft Inc.                           Data Processing/Software          80.2%
               12     TTI Team Telecom Intl Ltd.              Telecommunications                79.0%
               13     Innovative Medical Services             Services                          76.9%
               14     Candela Laser Corporation               Electronics/Electric              75.3%
               15     Gentner Communications Corporation      Electronics/Electric              75.0%
               16     Braun's Fashions Corporation            Retail Stores                     73.2%
               17     SPR Inc.                                Data Processing/Services          71.9%
               18     Mecon Inc.                              Data Processing/Services          69.6%
               19     Gilat Communications                    Telecommunications                67.4%
               20     Navigant International                  Services                          61.2%
               21     Group One Software                      Data Processing/Software          60.0%
               22     Catherines Stores Corporation           Retail Stores                     60.0%
               23     Cade Industries, Inc.                   Air Transport                     58.4%
               24     Saratoga Beverage Group                 Beverages                         57.1%
               25     Percon Inc.                             Electronics/Electric              51.3%

     That's one heck of a list.

     Detailed Explanation of Quarterly Performance--What Didn't Go Well

     TRANSLATION: Not all our stocks soared like the list above. In fact, not dissimilar from the broader market, almost half of our companies actually declined in the quarter. However, only three of our stocks declined as much as 50%, and our technology stocks made up the difference many times over.

     It's rather hard to tell from the performance graph on page one, but some of our stocks did take a significant hit in the December quarter. Although the price of oil more than doubled over the last year, some oil service firms became financially distressed in 1999 and never recovered. Rich Coast and Transcoastal Marine both fall into this category. Advocat is still reeling from the massive changes hitting the healthcare industry.

     Our worst performing stocks were:

               Rank    Description                            Industry                        % Decline
               ----    -----------                            --------                        ---------
                1      Advocat Inc.                           Health Care Facilities          (96.9)%
                2      Rich Coast Inc.                        Services (oil & gas)            (52.0)%
                3      Transcoastal Marine Services Inc.      Building (oil & gas)            (50.0)%


     Detailed Explanation of Quarterly Performance--"Growth" Stocks Helped

     TRANSLATION: Another way of looking at the quarter is dividing up the Portfolio into growth and value components. Growth companies (those with fast growing sales and earnings) did much better than value companies (slower growing companies which are inexpensive according to certain measures of valuation) during the quarter. While most of our stocks started out with more "value" characteristics, price appreciation has carried many of the ones on the "gaining" list above into the "growth" designation, and our models won't let me sell many of them yet. This did help our performance significantly during the quarter.

     The following "style box" indicates the performance of funds invested in small versus large stocks, and growth versus value stocks. Historically, this Portfolio has been deeply in the value side of the style box and all the way in the small end. Because many of our stocks appreciated in stock price in the December quarter, a fair number of our companies now show up in the "small-growth" box. For the first time that I can remember, Morningstar has our Portfolio listed in the "small-blend" box, meaning that we held both value and growth companies at the end of the December quarter.

     I see this as a temporary phenomenon. As we sell our more highly appreciated stocks, and those that have outgrown our ultra-small charter, I expect to end up in the value box again. Nevertheless, holding on to the winners helped us trounce the performance of most other small-cap and micro-cap value-oriented funds in the recent quarter and year. The following box presents the average performance for the December quarter among domestic equity mutual funds by "style":


                              Value                          Growth


                  Large
                                 ----------  ----------  ----------

                                     6.0%       14.7%       25.8%

                                 ----------  ----------  ----------

                                     6.1%       16.7%       39.5%

                                 ----------  ----------  ----------

                                     4.2%       13.6%       42.0%

                                 ----------  ----------  ----------
                  Small


     Performance Summary - The Annualized View

     We returned to our winning ways in 1999. We have beaten our primary market benchmark in four of the five full calendar years since inception:


     Top Ten Holdings

     Our ten largest Portfolio positions on December 31, 1999 reflect the appreciation of a number of technology holdings. I consider our Portfolio well diversified across industries, however, and technology comprised 31.7% of the Portfolio at quarter end. We also still hold a significant number of retail firms. Here are the top ten:

                                                                                         Percent of
             Rank    Description                             Industry                    Net Assets
             ----    -----------                             --------                    ----------
               1     Unify Corporation                       Data Processing/Software       5.0%
               2     Catherines Stores Corporation           Retail Stores                  4.6%
               3     Braun's Fashions Corporation            Retail Stores                  4.6%
               4     Santa Cruz Operation                    Data Processing/Software       4.2%
               5     Vari L Company, Inc.                    Electronics/Electric           4.1%
               6     Gilat Communications                    Telecommunications             3.0%
               7     TTI Team Telecom Intl Ltd.              Telecommunications             2.8%
               8     Gentner Communications Corporation      Electronics/Electric           2.5%
               9     SCP Pool Corporation                    Leisure-Amusement              2.4%
              10     Performance Technologies, Inc.          Data Processing/Systems        2.3%
                                                                                           ----
                     Total                                                                 35.5%

     The Tide Has Turned--Maybe

     Two of the more dramatic long-term historical stock trends have been the relative superior performance of small stocks (which has definitely not been the case over the last five years) and the persistence of large or small-stock dominance, typically for periods of time ranging from three to six years. The period from 1994 to 1998 represented the longest dominance of large stock performance over the last seven decades. However, small stocks edged out large ones in 1999. Based on prior historical trends (small stocks tend to outperform large ones in the current year if they did the year before) and based on some attractive current valuations (a greater number of small stocks appear cheap), I believe we could finally see a market more favorable to small U.S. stocks in 2000. This would be the kind of environment I have been looking for.

     One caveat: the future never looks exactly like the past. Or, as Yogi Berra put it, "The future just ain't what it used to be." Nevertheless, I expect the trends above to hold over the long term.

     Disclaimer

     The following is a reminder from the friendly folks at Bridgeway Fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 1999; security positions can and do change thereafter.

     We Survived Y2K

     TRANSLATION: We didn't get overly excited about Y2K at Bridgeway; we just kept looking for the next great stock.

     In previous letters I explained why we would not analyze the Y2K readiness of our individual holdings. (However, we did take precautions to prepare our own operations.) Some people were concerned that there would be major economic disruptions as a result of computers not being able to read or make calculations based on dates in the new century. My reasoning for ignoring this problem was two-fold.

     First, my models don't have a Y2K variable, so it's impossible to take such things into consideration quantitatively. Second, moving money because of a possible computer problem seemed just another way to time the market, which neither I - nor the vast majority of people who try - do successfully. A
     (very) few Bridgeway shareholders did sell everything early in the quarter, hoping to invest again during a big downturn near the end of the year. Based on our recent performance numbers, these people missed quite a bit of investment appreciation.

     If there is a "moral" to this story, I think it would be to concentrate on what's important in the long term, and to resist the many ways to "time" the market. I plan to be fully invested at the next market correction, and undoubtedly my fund investments will also fall. I just strive to build up a cushion before it happens. 1999 gave us a pretty thick cushion.

     Tax Efficiency Update

     TRANSLATION: All of Bridgeway's portfolios rank in the top half among comparable funds in the area of tax efficiency. I hope the Ultra-Small Company Portfolio ranks in the second quartile long-term as we have over the last five years. What's working in our favor is some tax management (we track specific security positions to sell the most favorable ones for tax purposes, for example). What's working against us is our turnover, which I expect to continue to be over 100%.

     The following table indicates the tax efficiency over the last one- and five-year period:

                                                  % Tax
                                                  Efficiency    1-year        5-year
                                                  Since         Percentile    Percentile
                    Portfolio                     Inception     Rank          Rank
                    ---------                     ---------     ----          ----
                    Ultra-Small Company           89.8%         1st          38th
                    Aggressive Growth             94.1%         46th         17th
                    Ultra-Small Index             100%          1st          NA
                    Micro-Cap Limited             96.1%         26th         NA
                    Social Responsibility         98.2%         17th         4th
                    Ultra-Large 35 Index          99.1%         21st         NA

                    S&P 500 Fund                  96.5%*        32nd         5th
                    Russell 2000 Index Fund       87.2%*        65th         48th

                    *Based on the last five year period.

     The second column of the table is calculated by dividing the total cumulative return after federal taxes (at the highest current tax rates) by the total return before taxes. For example, a taxpayer in the highest tax bracket would have kept 89.8% of the Portfolio's total return since inception on August 5, 1994, based on current tax rates of 39.6% for income and 20% for long-term capital gains. The third column makes the same calculation for calendar year 1999 only and ranks this tax efficiency compared to all domestic equity funds. The one-year column is only of mild interest, since there is frequently a "lag" between the return earned and taxable distributions made. For example, the Portfolio made a substantial taxable distribution from prior years' appreciation in 1998 even though the total return for all of 1998 was negative. On the other hand, there were no taxable distributions in 1999 even though the total return for the year was 40%. The final column compares our tax efficiency to other funds for a longer (five-year) period of time. This is the column that I believe best measures my longer-term report card on tax efficiency, and we rank in the 38th percentile.

     Although I care a lot about the tax efficiency in all of our portfolios, you should be aware that I do not consider the Ultra-Small Company Portfolio to be a "tax-managed" fund. We make decisions "on the margin" to improve our tax efficiency when I believe that it is not detrimental to the Portfolio overall return or risk. However, my ability to maintain favorable tax efficiency is greatly limited in a portfolio such as this one with turnover over 100%. Which brings me to the next topic . . .

     Portfolio Turnover

     TRANSLATION: The turnover figure reflects the amount of buying and selling in a mutual fund. Turnover can be detrimental because the portfolio must pay "transaction costs" each time it buys or sells; it can also increase the amount of taxes you pay (in a taxable account only). On the other hand, turnover is good if the securities I buy go up more than that ones I sell. So far the benefits have outweighed the disadvantages for Ultra-Small Company.

     In my last letter I committed to discussing various sections and specific numbers from our prospectus. This quarter I will answer these questions about portfolio turnover: "What does this number mean?" "How does it compare with comparable funds?" "Why should I care?" "Is our turnover good or bad?" I asked these same kinds of questions as a mutual fund shareholder before becoming a mutual fund manager. Trying to get answers was usually pretty frustrating, so I'll try to make it easier for you!

     The "portfolio turnover rate" for June 30, 1999 appears as the last line in the Financial Highlights table on page 7 of the prospectus. The December 31, 1999 rate appears as the last line in the Financial Highlights schedule in the financial statements attached.

     What does "portfolio turnover" mean?

     The portfolio turnover rate indicates the number of portfolio holdings that are bought and sold in a year relative to the size of the portfolio. A turnover rate of 100% is equivalent to the sale and repurchase of all of the securities in the portfolio one time during the year. It is calculated by dividing the dollar value of all portfolio sales (or purchases, if this is a lower number) by the average net assets over the course of the period in question. Ultra-Small Company's recent turnover rate was 56%, somewhat lower than in most prior years.

     How does Ultra-Small Company Portfolio turnover compare with that of comparable funds?

     The current turnover figure for the Ultra-Small Company Portfolio is lower than the average 90% rate among all small-company mutual funds and also lower than the 88% rate among all domestic equity funds, based on recent data from Morningstar.

     Is Ultra-Small Company's turnover good or bad?

     Some of our turnover is created by harvesting losses (selling positions that have declined in value). This is good because it offsets other taxable gains. I have found that harvesting losses also slightly boosts returns for our investment style in most market environments. Any turnover for any reason adds to transaction costs, and this is bad. Overall, I would argue strongly that our turnover has added value so far. My "proof" is that we have beaten the returns of an index strategy both before and after taxes on a cumulative basis. This has not been true in every shorter time period, however, which is one reason I think this Portfolio is appropriate only for long-term investors.

     Why should I care?

     Turnover can be either good or bad. It is bad when the buying and selling generates additional net costs for the portfolio that are not offset by the additional return generated by the newly-purchased security. In this Portfolio, I estimate the cost of an average trade at about 1% of the trade value. Thus, to buy and sell $100,000 of stock costs the Portfolio about $2,000 or $100,000 times 2 times .01. In a future letter, I'll explain how I estimate this cost and what we do to minimize it.

     [Footnote: For now, suffice it to say that these costs include broker commissions, stock spreads (the difference between the price for which you can sell a stock and the price for which you can buy it), impact cost (the additional premium you pay if you buy more than the "offered" number of shares and you want to buy quickly), and opportunity cost (or the cost of being so stingy with the price you are willing to pay that a great investing opportunity simply passes you by).]

     At any rate, when I buy and sell a stock, the new stock has to return 2% more over the period I hold it than the stock I sold. Otherwise, the Portfolio would have come out ahead just "staying put." One way to measure the effectiveness or "value added" of a portfolio manager is to compare the portfolio performance with what the performance would have been if there had been no trading during the year. We'll do this analysis in a future letter too. Our active trading added quite a bit of value in 1999.

     Apart from the additional costs implied by turnover, there are also tax implications if your shares are held in a taxable account. (If they are in an IRA, there are no tax implications of turnover.) For example, take two funds, A and B. Assume that both funds appreciate 10%/year (close to the long-term rate for large stocks), but fund A distributes all of its gains each year, half in the form of short-term capital gains (taxed at 39.6%) and half in the form of long-term capital gains (taxed at 20%). Fund B has no turnover and incurs no gains. Further assume that the expenses of both funds equal the dividend income, so there are no "ordinary" or "income" fund distributions. Finally, assume that both funds are held 20 years until retirement, at which time a person's tax rate falls from 39.6% to, say, 25%. Then $10,000 invested in Fund B grows to $67,275 in 20 years. After paying the taxes of $14,319 to withdraw this money, an investor is left with $52,956. [footnote: You can avoid these taxes by dying at year 20, at which point the basis is increased to $67,275; then you can celebrate having a lot of money but no need to spend it.] In Fund A, you paid some taxes each year equal to a total of $12,243, but because Uncle Sam has had use of this money each year rather than you, your nest egg only grew to $38,842. Fund B grew 36% more to $52,956 after all taxes were paid. So the less tax efficient portfolio had an after-tax annualized return of 7.0% while the more tax efficient portfolio had an after-tax annualized return of 8.7%. (If the person were still taxed at the highest 39.6% rate after 30 years, then Fund B would have grown to 15% more than Fund A for an after-tax annualized return of 7.8%.)

     The bottom line is that turnover can eat very significantly into long-term returns due to the higher trading costs and due to the higher tax bill. A very actively managed portfolio must compensate for this large difference with clearly superior stock picking. Marginally better stock picking just won't do if you hold shares in a taxable account.

     If all this talk of taxes and trading costs has turned you off to active management, go back to page one and study the returns. So far, we have compensated our long-term investors for both higher trading costs and higher taxes (relative to an index of the same size stocks), but we have not done so in each individual year.

     Bridgeway Makes Mutual Funds Magazine's list of Top Fund Groups

     I am pleased to report that Bridgeway was included in Mutual Fund Magazine's list of the top 30 fund groups in 1999 on the basis of peer group performance. According to the magazine, Bridgeway's six funds outperformed their peer group by an average of 12.3% last year.

     Bridgeway's Smallest Holding (in assets, not company size)

     With each quarterly letter, I discuss our largest holdings, since these are the most likely to have a big impact on our returns. With this letter I'd like to talk about Bridgeway's smallest holding, also significant, but for a different reason.

     The smallest holding among the six Bridgeway portfolios is 10 shares of Kirby Industries, previously an oil exploration firm, now an oil transportation firm held in the Aggressive Growth Portfolio. It represents one one-thousandth of one percent of net assets of this portfolio. Though an economic asset, its purpose is primarily symbolic. My father worked for this company from the time I was one year old until he died when I was twenty-seven. When I see the KEX symbol among my holdings, it reminds me of my father and many others who created the foundation upon which I build. Nothing of significance that I have accomplished at Bridgeway have I done alone. I'm blessed by the energetic and talented people I work with, by my family who supports me in my work, by my parents and teachers who gave me the tools and resources to found this venture, and by you who allow me to be steward of your money.

     As I write this part of my letter two days before the century's end, I hope and pray you will continue to find your relationship with Bridgeway a positive and rewarding one in the years ahead.

     Conclusion

     As always, I appreciate your feedback. We take it seriously and have made continuing improvements because people have taken the time to write or call us. Please keep your ideas coming.
     Sincerely,

     /s/ JOHN MONTGOMERY

     John Montgomery

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                               December 31, 1999

Industry         Company                                     Shares         Value
--------         -------                                     ------         -----

Common Stock - 92.2%
      Air Transport - 1.2%
                 Air Methods Corporation *                   31,800     $   99,375
                 Frontier Airlines, Inc. *                   36,000        409,500
                                                                        ----------
                                                                           508,875
      Auto Parts - 0.0%
                 Rankin Automotive Group, Inc. *              6,000         12,750

      Banking - 0.4%
                 Amsurg Corp. *                               8,000         52,000
                 Hallmark Capital Corp.                       7,800         70,200
                 Northeast Bancorp *                          5,200         42,250
                                                                        ----------
                                                                           164,450

      Beverages - 0.5%
                 Saratoga Beverage Group Inc. *              41,646        200,421
                 Vermont Pure Holdings, Ltd. *                6,200         17,050
                                                                        ----------
                                                                           217,471

      Building - 1.9%
                 AAON, Inc. *                                18,150        260,906
                 Dominion Homes, Inc. *                       6,000         37,500
                 Engle Homes, Inc.                           29,500        354,000
                 STV Group, Inc. *                            4,300         30,906
                 Transcoastal Marine
                    Services, Inc. *                         37,400        107,525
                                                                        ----------
                                                                           790,837

      Data Processing - Computer Systems - 0.4%
                 Command Systems, Inc. *                      7,000         14,000
                 Quality Systems, Inc. *                     20,400        158,100
                                                                        ----------
                                                                           172,100

      Data Processing - Hardware - 0.8%
                 Bell Microproducts, Inc. *                  29,850        328,350

      Data Processing - Leasing & Distributor - 0.2%
                 PC Service Source, Inc. *                   30,700         67,156

      Data Processing - Software & Services - 19.5%
                 ARDENT Software, Inc. *                      1,600         62,400
                 Catalyst International, Inc. *              10,000        127,500
                 FOURTH SHIFT Corporation *                  69,500        482,156
                 Group 1 Software Inc. *                      8,600        111,800
                 Health Management
                    Systems, Inc.*                          105,000        662,813
                 Input Software Inc. *                       26,100        363,769
                 Lifemark Corporation *                      18,100         58,825
                 Manchester Equipment Co., Inc. *            17,100         65,194
                 MathSoft, Inc. *                            80,000        365,000
                 Mecon, Inc. *                               11,000        118,938
                 Performance Technologies, Inc. *            57,050        991,244
                 Point of Sale Limited *                     29,000        424,125
                 Printrak International Inc. *               15,800        154,050
                 SEEC, Inc. *                                52,400        350,425
                 SPR Inc. *                                   4,500         27,563
                 The Santa Cruz Operation, Inc. *            58,100      1,764,788
                 Unify Corporation * #                       77,910      2,132,786
                                                                        ----------
                                                                         8,263,376

      Drugs - Generic and OTC - 1.2%
                 D & K Healthcare
                    Resources, Inc. *                        26,350        385,369
                 Neogen Corporation *                        22,500        118,125
                                                                        ----------
                                                                           503,494

      Electronics/Electric - 10.8%
                 Candela Corporation *                       29,700        553,163
                 Drexler Technology Corporation *             9,500         92,625

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
            SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited), continued
                     Showing percentage of total net assets
                               December 31, 1999


Industry         Company                                     Shares         Value
--------         -------                                     ------         -----

Electronics/Electric, continued
           EDO Corporation                                   15,000     $   88,125
           Gentner Communications
              Corporation *                                  74,800      1,047,200

           Gradco Systems, Inc. *                            99,350        127,292
           K-Tron International, Inc. *                       2,600         35,100
           Key Tronic Corporation *                          16,100         60,375
           OYO Geospace Corporation *                         5,800         59,450
           PSC Inc. *                                        33,100        244,113
           Percon Inc. *                                     24,150        356,213
           Royal Appliance Mfg. Company *                    14,000         68,250
           Vari-L Company *                                  50,900      1,743,325
           inTest Corporation *                               5,900        106,200
                                                                        ----------
                                                                         4,581,431
Finance - 1.6%
           Reliastar Financial Corporation *                 17,700        693,619


Food - 0.8%
           Green Mountain Coffee, Inc. *                     42,200        332,325

Food Serving - 0.6%
           Roadhouse Grill, Inc. *                           42,600        175,725
           VICORP Restaurants, Inc. *                         6,000         96,750
                                                                        ----------
                                                                           272,475

Graphic Arts - 0.2%
           Baldwin Technology
              Company, Inc. *                                23,700         50,363
           PrimeSource Corporation                            7,900         37,525
                                                                        ----------
                                                                            87,888
Health Care Facilities - 0.2%
           Sunquest Information
              Systems, Inc. *                                 7,400         99,900

Home Furnishings - 1.0%
           Catalina Lighting Inc. *                          18,000         86,625
           Flexsteel industries, Inc.                        11,300        151,138
           Ladd Furniture Inc. *                             10,000        197,500
                                                                        ----------
                                                                           435,263
Housewares - 2.1%
           Home Products
              International, Inc. *                          84,100        872,538

Insurance - 0.2%
           Vesta Insurance Group, Inc. *                     20,000         77,500

Leather & Shoes - 0.7%
           Tandy Brands Accessories, Inc. *                  20,590        285,686

Leisure-Amusement - 2.5%
           Johnson Worldwide
              Associates, Inc. *                              5,800         41,144
           PTI Holding Inc. *                                 6,000          7,688
           SCP Pool Corporation *                            39,626      1,027,799
                                                                        ----------
                                                                         1,076,631

Machinery - 1.7%
           Denali Incorporated *                             15,600         48,750
           North American Scientific, Inc. *                 32,900        296,100
           Nur Macroprinters, Ltd *                          25,000        282,813
           Summa Industries *                                 6,500         75,156
                                                                        ----------
                                                                           702,819
Manufacturing - 0.1%
           Zindart Limited sponsored ADR *                    9,100         62,563

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
            SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited), continued
                     Showing percentage of total net assets
                               December 31, 1999


Industry         Company                                     Shares         Value
--------         -------                                     ------         -----

Medical Equipment/Supplies - 2.8%
           Criticare Systems, Inc. *                         19,800     $   43,313
           Del Global Technologies Corp. *                    3,700         28,675
           Dental/Medical Diagnostic
              Systems, Inc.*                                 46,000        129,375
           HPSC, Inc. *                                       5,000         46,250
           I-Flow Corporation *                              45,400        180,181
           Interpore International *                         71,800        565,425
           Kensey Nash Corporation *                         14,750        175,156
                                                                        ----------
                                                                         1,168,375

Oil & Gas - 3.5%
           Adams Resources & Energy, Inc.                     5,900         50,150
           Bolt Technology Corporation *                     41,300        160,038
           Callon Petroleum Company *                        26,740        396,086
           Castle energy Corporation                         20,300        515,113
           Clayton Williams Energy Inc. *                     7,200         85,050
           Howell Corporation                                12,900         74,175
           K C S Energy Inc. *                               13,000         10,563
           Matrix Service Company *                          12,900         58,856
           Petroleum Development
              Corporation *                                  37,700        143,731
                                                                        ----------
                                                                         1,493,762

Pollution Control - 0.0%
           American Eco Corporation *                         5,000          3,438

Retail Stores - 13.9%
           Allou Health & Beauty Care, Inc.*                  4,000         26,500
           Ashworth, Inc. *                                  19,400         80,025
           Braun's Fashions Corporation *                    91,950      1,930,950
           Catherines Stores Corporation *                   92,800      1,948,800
           Creative Computers, Inc. *                        72,225        528,145
           Gadzooks, Inc. *                                   9,500         93,219
           JLM Couture Inc. *                                 9,200         14,950
           Jos. A. Bank Clothiers, Inc. *                   107,400        322,200
           Movie Gallery, Inc. *                             45,000        194,063
           One Price Clothing Stores, Inc. *                 35,000         89,688
           Wilsons The Leather
              Experts Inc. *                                 29,800        549,438
           Wolohan Lumber Company                             7,200         87,300
                                                                        ----------
                                                                         5,865,278

Services - 9.0%
           Advanced Marketing
              Services, Inc.                                 16,650        473,484
           FTI Consulting, Inc. *                            52,800        264,000
           GRC International, Inc. *                         34,300        407,313
           Hall, Kinion & Associates, Inc. *                 20,000        430,000
           InterDent, Inc. *                                 45,323        365,417
           Navigant International, Inc. *                    62,000        724,625
           ProsoftTraining.com *                             18,500        191,938
           Rich Coast Inc. *                                 35,125          4,391
           The Solomon-Page Group Ltd.*                     111,200        271,050
           TEAM America Corporation *                        30,900        175,744
           United Shipping &
              Technology, Inc. *                              6,000         48,000
           VDI Media *                                       34,000        467,500
                                                                        ----------
                                                                         3,823,462

Telecommunications - 7.7%
           Comtech Telecommunications
              Corp. *                                        40,700        600,325
           Gilat Communications Ltd. *                       52,300      1,258,469

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
            SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited), continued
                     Showing percentage of total net assets
                               December 31, 1999


Industry         Company                                      Shares         Value
--------         -------                                      ------         -----

     Telecommunications, continued
                TESSCO Technologies Inc. *                     11,600     $   216,050
                TTI Team Telecom International
                   Ltd. *                                      65,300       1,183,563
                                                                          -----------
                                                                            3,258,407

     Textiles - 3.4%
                The Dixie Group, Inc.*                         15,000         110,625
                Haggar Corp.                                    3,050          34,694
                McNaughton Apparel
                   Group, Inc. *                               47,300         342,925
                Steven Madden, Ltd. *                          49,000         934,063
                                                                          -----------
                                                                            1,422,307

     Transportation - 1.0%
                RailAmerica, Inc. *                            48,100         411,856

     Transportation/Freight - 1.7%
                Consolidated Delivery &
                   Logistics, Inc. *                           15,100          54,738
                Forward Air Corporation *                      15,700         680,988
                                                                          -----------
                                                                              735,726

     Trucking - 0.5%
                P.A.M. Transportation
                   Services, Inc. *                            14,500         161,313
                USA Truck, Inc. *                               3,700          29,138
                                                                          -----------
                                                                              190,451
                                                                          ===========
     Total Common Stock (Identified Cost $26,728,759)                     $38,982,559

Short-term Investments - 4.7%
     Money Market Funds - 4.7%
                Expedition Money Market Fund                  671,260         671,260
                Federated Money Market Prime
                   Obligations Fund                           651,517         651,517
                SEI Daily Income Trust Prime
                   Obligations Fund                           651,517         651,517
                                                                          -----------
                                                                            1,974,294
                                                                          ===========

     Total Short-term Investments (Identified Cost
                $ 1,974,294)                                              $ 1,974,294
                                                                          ===========

Total Investments - 96.8%                                                 $40,956,853

Other Assets and Liabilities, net - 3.2%                                    1,345,688
                                                                          ===========

Total Net Assets - 100.0%                                                 $42,302,541
                                                                          ===========


* Non-income producing security as no dividends were paid during the period from July 1, 1999 to December 31, 1999.

# The portfolio owns a call option on this security.


** The aggregate identified cost on a tax basis is $28,703,053. Gross unrealized appreciation and depreciation were $15,683,533 and $3,429,733, respectively, or net unrealized appreciation of $12,253,800.

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 1999

ASSETS:
      Investments at value (cost - $28,703,053)                                              $ 40,956,853
      Cash                                                                                   $     36,214
      Receivable for investments sold                                                           1,533,948
      Receivable from shares sold                                                                  12,090
      Receivable from adviser                                                                       1,215
      Receivable for interest                                                                       7,196
      Receivable for dividends                                                                      2,451
      Prepaid expenses                                                                             14,716
                                                                                             ------------
            Total assets                                                                       42,564,683

LIABILITIES:
      Payable for investments purchased                                                           133,265
      Payable for management fee                                                                   84,954
      Payable for shares redeemed                                                                   9,064
      Accrued expenses                                                                             34,859
                                                                                             ------------
            Total liabilities                                                                     262,142
                                                                                             ------------
      NET ASSETS (2,049,300 SHARES OUTSTANDING)                                              $ 42,302,541
                                                                                             ============
      Net asset value, offering and redemption price per share ($42,302,541 / 2,049,300)     $      20.64
                                                                                             ============
NET ASSETS REPRESENT:
      Paid-in capital                                                                        $ 34,849,436
      Undistributed net realized loss                                                          (4,800,695)
      Net unrealized depreciation of investments                                               12,253,800
                                                                                             ------------
      NET ASSETS                                                                             $ 42,302,541
                                                                                             ============

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                       STATEMENT OF OPERATIONS (unaudited)
                      For the year ended December 31, 1999

INVESTMENT INCOME:
      Dividends                                                                              $     17,889
      Interest                                                                                     36,568
                                                                                             ------------
            Total income                                                                           54,457
                                                                                             ------------

EXPENSES:
      Management fees                                                                             244,932
      Accounting fees                                                                              82,127
      Audit fees                                                                                    7,038
      Custody                                                                                      15,082
      Insurance                                                                                     7,038
      Legal                                                                                         6,184
      Registration fees                                                                             7,540
      Directors' fees                                                                               2,319
      Miscellaneous                                                                                 1,306
                                                                                             ------------
            Total expenses                                                                        373,566
      Less fees waived                                                                            (32,795)
                                                                                             ------------
            Net expenses                                                                          340,771
                                                                                             ------------
NET INVESTMENT LOSS                                                                              (286,314)
                                                                                             ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized loss on investments                                                           (317,761)
      Net change in unrealized appreciation                                                    12,435,782
                                                                                             ------------
      Net realized and unrealized loss                                                         12,118,021
                                                                                             ------------

NET DECREASE IN ASSETS RESULTING FROM OPERATIONS                                             $ 11,831,707
                                                                                             ============


See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)


                                                              Six months ended     Year ended
                                                             December 31, 1999   June 30, 1999
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

      Net investment loss                                       $   (286,314)     $   (614,690)
      Net realized loss on investments                              (317,761)       (5,288,748)
      Net change in unrealized appreciation                       12,435,782        (1,363,335)
                                                                ------------      ------------

          Net (decrease) increase resulting from operations       11,831,707        (7,266,773)
                                                                ------------      ------------
      Distributions to shareholders:
          From net investment income                                       0                 0
          From realized gains on investments                               0        (6,854,952)
                                                                ------------      ------------
            Total distributions to shareholders                            0        (6,854,952)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                   917,502         7,383,817
      Reinvestment of dividends                                            0         6,788,597
      Cost of shares redeemed                                     (3,094,204)      (13,659,848)
                                                                ------------      ------------
          Net increase from Fund share transactions               (2,176,702)          512,566
                                                                ------------      ------------
          Net (decrease) increase in net assets                    9,655,005       (13,609,159)
NET ASSETS:
      Beginning of period                                         32,647,536        46,256,695
                                                                ------------      ------------
      End of period                                             $ 42,302,541      $ 32,647,536
                                                                ============      ============

Number of Fund shares:
      Sold                                                            54,481           498,055
      Issued on dividends reinvested                                       0           554,171
      Redeemed                                                      (194,181)         (916,868)
                                                                ------------      ------------
          Net increase                                              (139,700)          135,358
      Outstanding at beginning of period                           2,189,000         2,053,642
                                                                ------------      ------------
      Outstanding at end of period                                 2,049,300         2,189,000
                                                                ============      ============

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)


                                                  Six months ended        Year ended            Year ended
                                                  December 31, 1999      June 30, 1999         June 30, 1998
                                                  -----------------      --------------       --------------
PER SHARE DATA
      Net asset value,
          beginning of period                       $        14.91       $        22.52       $        20.62
                                                    --------------       --------------       --------------


      Income (loss) from investment operations:
              Net investment loss                            (0.14)               (0.28)               (0.34)
              Net realized and
                  unrealized gain (loss)                      5.87                (3.77)                4.03
                                                    --------------       --------------       --------------
      Total from investment operations                        5.73                (4.05)                3.69
                                                    --------------       --------------       --------------

      Less distributions to shareholders:
          Net investment income                               0.00                 0.00                 0.00
          Net realized gains                                  0.00                (3.56)               (1.79)
                                                    --------------       --------------       --------------
      Total distributions                                     0.00                (3.56)               (1.79)
                                                    --------------       --------------       --------------

      Net asset value, end of period                $        20.64       $        14.91       $        22.52
                                                    ==============       ==============       ==============

TOTAL RETURN [1]                                              38.4%               (14.6%)               18.4%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                     $   42,302,541       $   32,647,536       $   46,256,695
      Ratios to average net assets: [2]
          Expenses after waivers
              and reimbursements                              1.98%                2.00%                1.67%
          Expenses before waivers
              and reimbursements                              2.17%                2.26%                1.67%
          Net investment loss after waivers
              and reimbursements                             (1.66%)              (1.82%)              (1.42%)

      Portfolio turnover rate [2]                             56.2%                80.4%               103.4%




                                                     Year ended           Year ended           8/5/94*  to
                                                    June 30, 1997        June 30, 1996        June 30, 1995
                                                    --------------       --------------       --------------
PER SHARE DATA
      Net asset value,
          beginning of period                       $        16.68       $        11.35       $        10.33
                                                    --------------       --------------       --------------


      Income (loss) from investment operations:
              Net investment loss                            (0.24)               (0.21)               (0.04)
              Net realized and
                  unrealized gain (loss)                      4.50                 6.03                 1.07
                                                    --------------       --------------       --------------
      Total from investment operations                        4.26                 5.82                 1.03
                                                    --------------       --------------       --------------

      Less distributions to shareholders:
          Net investment income                               0.00                 0.00                 0.00
          Net realized gains                                 (0.32)               (0.49)               (0.01)
                                                    --------------       --------------       --------------
      Total distributions                                    (0.32)               (0.49)               (0.01)
                                                    --------------       --------------       --------------

      Net asset value, end of period                $        20.62       $        16.68       $        11.35
                                                    ==============       ==============       ==============

TOTAL RETURN [1]                                              26.0%                52.4%                10.5%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                     $   30,070,202       $    4,557,591       $      667,536
      Ratios to average net assets: [2]
          Expenses after waivers
              and reimbursements                              1.67%                1.97%                1.68%
          Expenses before waivers
              and reimbursements                              1.87%                3.07%                8.34%
          Net investment loss after waivers
              and reimbursements                             (1.37%)              (1.47%)              (0.65%)

      Portfolio turnover rate [2]                             56.2%               155.9%               103.6%



[1]   Not annualized for periods less than a year.
[2]   Annualized for periods less than a year.
*  August 5, 1994 was commencement of operations.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       The Ultra-Small Company Portfolio was closed to new investors on June 9, 1997 when assets reached $27.5 million and was closed to all investors on June 30, 1998. On November 1, 1998 it reopened to existing investors.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued

2.     Significant Accounting Policies

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Ultra-Small Company Portfolio pays a flat 0.9% annual management fee, computed daily and payable monthly, except that while the Portfolio's net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 2.0%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Ultra-Small Company Portfolio for any operating expenses above 2.0%. To achieve this expense level the Adviser has waived $32,795 of the management fees for the six months ended December 31, 1999.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

6.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales, other than cash equivalents were $9,167,177 and $13,256,741 for the six months ended December 31, 1999.

7.     Federal Income Taxes:

       The Fund made no distributions during the six months ended December 31, 1999.

       The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 1999 the fund had $1,646,105 in capital loss carryforwards for federal income tax purposes which expire June 30, 2007. The Fund incurred and elected to defer post-October 31 net capital losses of $3,649,203 to the year ended June 30, 2000.